UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 4, 2026, the Company received a written notice (the “Notice”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq staff (the “Staff”) determined that the Company’s common stock failed to maintain a minimum bid price of $1.00 per share for 30 consecutive business days, in violation of Nasdaq Listing Rule 5550(a)(2) (the “Rule”). While companies are typically afforded a 180-calendar-day compliance period to comply with the Rule, the Staff concluded that the Company is not eligible for the compliance period pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv) due to the fact that the Company effected four reverse stock splits since October of 2024, specifically a 1-for-9 reverse stock split on October 2, 2024, a 1-for-25 reverse stock split on March 31, 23025, a 1-for-20 reverse stock split on October 3, 2025, and a 1-for-20 reverse stock split on February 2, 2026, resulting in a cumulative ratio of 1-for-90,000. Listing Rule 5810(c)(3)(A) states in part, “if a Company’s security fails to meet the continued listing requirement for minimum bid price and the Company has effected a reverse stock split over the prior one-year period; or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company shall not be eligible for any compliance period specified in this Rule 5810(c)(3)(A) and the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security.”

As a result of non-compliance with the Rule, the Staff has determined to delist the Company’s securities (common stock (“AREB”) and publicly traded warrants (“AREBW”)) from The Nasdaq Capital Market at the opening of business on February 13, 2026, unless the Company was to request an appeal of the determination by February 11, 2026. A hearing request would result in a stay of any suspension or delisting action pending the conclusion of the hearing process. The Company’s board of directors has chosen not to request a hearing before an independent Nasdaq Hearings Panel. If the Company does not file a hearing request by 4:00 p.m. Eastern Time on February 11, 2026, the Company’s securities will be delisted and Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market.

When the Company’s securities are suspended from Nasdaq, the Company expects that its common stock would be immediately eligible for quotation on the OTCID market operated by OTC Markets under its trading symbol: AREB, which may have a material adverse effect on the trading price and volume for the common stock. There can be no assurance that a market for the common stock will develop or be maintained on the OTCID market, and the Company’s stockholders may find it more difficult to buy or sell their shares.

After the Company’s common stock is delisted, the Company intends to submit an application to trade on the OTCQB Venture Market (the “OTCQB”), though no assurance can be provided that the Company will satisfy the criteria for trading on the OTCQB or that OTC Markets Group, Inc. will approve the Company’s application to trade on the OTCQB.

This report contains forward-looking statements, including, but not limited to, the timing of the delisting of the Company’s securities, the trading of the Company’s common stock on the OTCID and whether the Company’s common stock will be approved for trading on the OTCQB. Such statements are subject to risks and uncertainties, and actual results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statement in this report, except as required by law.

2

Item 3.02 Unregistered Sales of Equity Securities.

On February 5, 2026, holders of 54,000 shares of Series D Convertible Preferred Stock converted such shares into 270,000 shares of common stock.

On February 5, 2026, Silverback Capital Corporation (“SCC”), pursuant to the Settlement Agreement and Stipulation dated as of October 28, 2025, as amended, requested the issuance of 273,000 shares of Common Stock to SCC, representing a payment of approximately $229,814.20.

On February 6, 2026, holders of 42,934 shares of Series D Convertible Preferred Stock converted such shares into 214,670 shares of common stock.

On February 6, 2026, SCC requested the issuance of 150,000 shares of Common Stock to SCC, representing a payment of approximately $111,567.00.

On February 9, 2026, a holder of 35,000 shares of Series D Convertible Preferred Stock converted such shares into 175,000 shares of common stock.

On February 9, 2026, SCC requested the issuance of 149,500 shares of Common Stock to SCC, representing a payment of approximately $111,195.11.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: February 10, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

4